CERTIFICATION OF ADOPTION OF RESOLUTIONS

THE UNDERSIGNED HEREBY CERTIFIES individually and on behalf of the following Delaware statutory trusts (the "Vanguard Funds"):

Vanguard Wellington Fund
Vanguard Windsor Funds, a series fund consisting of:
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Fund, a series fund consisting of:
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financial Index Fund
Vanguard Health Care Index Fund
Vanguard Industrial lndex Fund
Vanguard Industrial Technology Fund
Vanguard Material Index Fund
Vanguard Telecommunication Services Index Fund
Vanguard Utilities Index Fund
Vanguard U.S. Growth Fund
Vanguard International Growth Fund
Vanguard Calvert Social lndex Fund
Vanguard Explorer Fund
Vanguard Morgan Growth Fund
Vanguard Wellesley Income Fund
Vanguard Fixed Income Securities Fund, a series fund consisting of:
Vanguard GNMA Fund
Vanguard High Yield Corporate Fund
Vanguard Intermediate Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long Term U.S. Treasury Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term U.S. Treasury Fund
Vanguard Inflation Protected Securities Fund
Vanguard Money Market Reserves, a series fund consisting of:
Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Municipal Bond Funds, a series fund consisting of:
Vanguard Tax-Exempt Money Market Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard High Yield Tax-Exempt Fund
Vanguard Insured LongTerm Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund

Vanguard Index Funds, a series fund consisting of:
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard 500 Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund
Vanguard Mid-Cap Stock Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Large-Cap Index Fund
Vanguard Trustees' Equity Fund, a series fund consisting of:
Vanguard International Value Fund
Vanguard Chester Funds
Vanguard PRIMECAP Fund
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 20 15 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Specialized Funds, a series fund consisting of:
Vanguard Energy Fund
Vanguard Precious Metals and Mining Fund
Vanguard Health Care Fund
Vanguard REIT Index Fund
Vanguard Dividend Growth Fund
Vanguard California Tax-Free Funds, a series fund consisting of:
Vanguard California Tax-Exempt Money Market Fund
Vanguard California LongTerm Tax-Exempt Fund
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard New York Tax-Free Funds
Vanguard New York Long-Term Tax-Exempt Fund
Vanguard New York Tax-Exempt Money Market Fund
Vanguard Pennsylvania Tax-Free Funds, a series fund consisting of:
Vanguard Pennsylvania Tax-Exempt Money Market Fund
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Vanguard Convertible Securities Fund
Vanguard Quantitative Funds, a series fund consisting of:
Vanguard Growth and Income Fund
Vanguard Bond Index Funds, a series fund consisting of:
Vanguard Total Bond Market Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard IntermediateTerm Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Fenway Funds, a series fund consisting of:
Vanguard Equity Income Fund
Vanguard Growth Equity Fund
Vanguard PRIMECAP Core Fund
Vanguard Balanced Index Funds
Vanguard Florida Tax Free Funds
Vanguard Admiral Funds, a series fund consisting of:
Vanguard Admiral Treasury Money Market Fund

Vanguard New Jersey Tax-Free Funds, a series fund consisting of:
Vanguard New Jersey Tax-Exempt Money Market Fund
Vanguard New Jersey Long Tern Tax-Exempt Fund
Vanguard Malvern Funds, a series fund consisting of:
Vanguard U.S. Value Fund
Vanguard Asset Allocation Fund
Vanguard Capital Value Fund
Vanguard Ohio Tax Free Funds, a series fund consisting of:
Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Long-Tern Tax-Exempt Fund
Vanguard Variable Insurance Funds, a series fund consisting of:
Money Market Portfolio
High Grade Bond Portfolio
Equity Index Portfolio
Equity Income Portfolio
Balanced Portfolio
International Portfolio
Growth Portfolio
High Yield Bond Portfolio
Diversified Value Portfolio
Mid-Cap Index Portfolio
REIT Index Portfolio
Short-Tern Investment-Grade Portfolio
Total Stock Market Index Portfolio
Total Bond Market Index Portfolio
Capital Growth Portfolio
Vanguard International Equity Index Funds, a series fund consisting of:
Vanguard Emerging Markets Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Tax-Managed Funds, a series fund consisting of:
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Balanced Fund
Vanguard Tax-Managed International Fund
Vanguard Tax-Managed Small Cap Fund
Vanguard Horizon Fund, a series consisting of:
Vanguard Strategic Equity Fund
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Whitehall Funds, a series consisting of:
Vanguard Selected Value Fund
Vanguard International Explorer Fund
Vanguard Mid-Cap Growth Fund
Vanguard Treasury Fund, a series consisting of:
Vanguard Treasury Money Market Fund
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund
Vanguard CMT Funds, a series consisting of:
Vanguard Market Liquidity Fund
Vanguard Municipal Cash Management Fund
Vanguard Yorktown Liquidity Fund

that I am the duly elected and qualified Assistant Secretary of the Vanguard Funds, and that set forth below is a true and correct copy of resolutions duly adopted by a majority of the Trustees who are not interested persons of the Vanguard Funds at meetings of the Board of Trustees of each of the Vanguard Funds duly held on January 19 and 20, 2006, and that such resolutions have not been amended or rescinded and are now in full force and effect:

RESOLVED, that the Board hereby determines that it is in the best interests of each Vanguard Fund and its shareholders to participate in the joint fidelity bond described at this meeting, which the Board finds to be reasonable in form and amount, and the Board approves the allocation of the premiums for the fidelity bond to the Fund relative to the other Vanguard Funds.

IN WITNESS WHEREOF, I have executed this Certification as of this 29th day of May 2007.

/s/ Arthur S. Gabinet
Arthur S. Gabinet
Assistant Secretary